UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2026

Toppoint Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-42471	92-2375560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Kenas Road, North Wales, PA	19454
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 551-866-1320

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TOPP	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 10, 2026, Toppoint Holdings Inc. (the “Company”) was informed by the NYSE American LLC (the “NYSE American”) via telephone that the Company is not in compliance with the continued listing standards as set forth in Section 1003(f)(v) of the NYSE American Company Guide, notifying the Company that its stock has been selling for a low price per share for a substantial period of time. Further, the NYSE American informed the Company that it had halted trading of the Company’s common stock and that such halt in trading would continue until the Company as soon a practicable implements a reverse stock split of its common stock.

At its annual meeting of stockholders held on September 8, 2026, the Company’s stockholders approved a reverse stock split at a ratio of 1-for-2 to 1- for- 900, with the ratio within such range to be determined at the discretion of the Company’s’ Board of Directors (the “Board”). On November 11, 2026, the Board approved effecting a 1-for-5 reverse stock split (the “Reverse Split”). The Company is in the process of implementing the Reverse Split and seeks to effect the Reverse Split by November 23, 2026 or as soon as possible thereafter.

This report contains forward-looking statements, including, but not limited to, the Company’s ability to maintain its listing on NYSE American and the effect of the Reverse Split on the Company’s stock price. Such statements are subject to risks and uncertainties, and actual results may differ materially from those expressed or implied by such forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to update any forward-looking statement in this report, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2026	Toppoint Holdings Inc.

	By:	/s/ Hok C Chan
	Name:	Hok C Chan
	Title:	Chief Executive Officer and President

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